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                                EXHIBIT 10 (B)
                        CONSENT OF INDEPENDENT COUNSEL
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[TRANSMITTED ON SUTHERLAND, ASBILL & BRENNAN LLP LETTERHEAD]



                                April 28, 1999



Board of Directors
Canada Life Insurance Company of America
330 University Avenue
Toronto, Canada M5G 1R8

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 12 under the Securities Act of 1933 and Amendment No. 16 under the Investment Company Act of 1940 to the registration statement on Form N-4 for the Canada Life of America Variable Annuity Account 2 (File No. 33-55890). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    SUTHERLAND, ASBILL & BRENNAN



                                    By: /s/ Stephen E. Roth
                                       -----------------------

                                    Stephen E. Roth